REVOLUTIONARY ANALYTICS. BREAKTHROUGH RESULTS.™ eLoyalty Q1 2008 Earnings Webinar May 7, 2008 Exhibit 99.2

REVOLUTIONARY-ANALYTICS.-BREAKTHROUGH-RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
Safe Harbor Language
During today’s call we will be making both historical and forward-
looking statements in order to help you better understand our business.  These forward-looking statements include references to our plans, intentions, expectations, beliefs, strategies and objectives.  Any forward-looking statements speak only as of today’s date.  In addition, these forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those stated or implied by the forward-looking statements.  The risks and uncertainties associated with our business are highlighted in our filings with the SEC, including our
Annual Report filed on Form 10-K for the year ended December 29,
2007, our quarterly reports on Form 10-Q, as well as our press release issued earlier today.
eLoyalty undertakes no obligation to publicly update or revise any forward-looking statements in this call.  Also, be advised that this call is being recorded and is copyrighted by eLoyalty Corporation.

REVOLUTIONARY-ANALYTICS.-BREAKTHROUGH-RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
Agenda
Overview and Q1 Summary
Business Unit Analysis
Second Quarter Guidance
Summary & Q&A

REVOLUTIONARY-ANALYTICS.-BREAKTHROUGH-RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
Overview
We are pleased with our First Quarter 2008 performance
Important Q1 accomplishments include
–
6% sequential increase in Services Revenues
–
11% sequential increase in Total Revenues
–
$719 thousand in Adjusted Earnings
–
$2.5 million sequential improvement in Adjusted Earnings
–
Record $10.8 million of Managed services revenues

REVOLUTIONARY-ANALYTICS.-BREAKTHROUGH-RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
First Quarter 2008 Summary
$21.4 million of Services Revenue
–
6% sequential increase
–
4% year over year decrease
$23.9 million of Total Revenue
–
11% sequential increase
–
15% year over year decrease
$0.7 million Adjusted Earnings (EBITDA)
$19.8 million in Cash
$12.8 million in Accounts Receivable/48 Day DSO
$71.3 million in Backlog
432 employees (down from 445 at the end of Q4)

REVOLUTIONARY-ANALYTICS.-BREAKTHROUGH-RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
Agenda
Overview and Q1 Summary
Business Unit Analysis
Second Quarter Guidance
Summary & Q&A

REVOLUTIONARY-ANALYTICS.-BREAKTHROUGH-RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
Business Unit Highlights
ICS/CRM
–
Added 4 new customers
–
Achieved record $6.6 million in Managed services revenues
–
Delivered 30% sequential growth in ICS consulting revenues
–
Experienced a 5% sequential decline in our Legacy CRM
consulting revenues
Behavioral Analytics™
–
Closed 1 new assessment and 1 new deployment
–
Worked on deploying the deals which closed in Q4 2007, expect to see impact hit in Q3
–
Continued to grow a strong pursuit pipeline

REVOLUTIONARY-ANALYTICS.-BREAKTHROUGH-RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
Services Revenue Analysis by Business Unit
Year/Year
Growth
Total
Behavioral
Analytics™
ICS/CRM
Revenue by
Type
-21% $10,600 $600 $10,000 Consulting
22% 10,800 4,200 6,600
Managed
Services
-4% $21,400 $4,800 $16,600 Total
50% 87% 40%
% Managed
Services
-4% 21% -9%
Year/Year
Growth
Key Revenue Drivers:
Behavioral Analytics™ and ICS Managed Services are up 28% yr/yr ($6.8m to $8.7m)
Legacy CRM Consulting is down 31% yr/yr ($8.9m to $6.1m)

REVOLUTIONARY-ANALYTICS.-BREAKTHROUGH-RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
Agenda
Overview and Q1 Summary
Business Unit Analysis
Second Quarter Guidance
Summary & Q&A

REVOLUTIONARY-ANALYTICS.-BREAKTHROUGH-RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
Second Quarter 2008 Guidance
We only provide guidance for Services revenue
We have a cautious outlook for the second quarter due to the following
–
Pressure on our CRM consulting revenues
–
One-time impact of a contract revision at one of our Behavioral
Analytics™ customers…(we expect our Behavioral Analytics™
subscription revenues will grow by ~ $1.5 million in Q3 as
compared to Q2)
Based on these factors we currently expect our Q2 Services
revenues will be $19.0 million

REVOLUTIONARY-ANALYTICS.-BREAKTHROUGH-RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
Agenda
Overview and Q1 Summary
Business Unit Analysis
Second Quarter Guidance
Summary & Q&A

REVOLUTIONARY-ANALYTICS.-BREAKTHROUGH-RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
Summary
We are pleased with our progress and results during the First Quarter
Focused on two compelling technology niches that are early in their growth curves
ICS and Behavioral Analytics™ should drive long term Revenue growth, improved Revenue quality and Earnings expansion
Cautious outlook regarding the Second Quarter
Anticipate stronger Behavioral Analytics™ revenue performance to begin in Q3

REVOLUTIONARY-ANALYTICS.-BREAKTHROUGH-RESULTS.™
eLoyalty Confidential and Restricted © 2007 eLoyalty Corporation
Thank You
Kelly Conway
–
(847) 582-7200
–
Kelly_Conway@eLoyalty.com
Chris Min
–
(847) 582-7222
–
Chris_Min@eLoyalty.com